0UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 13, 2016


                               CEL-SCI CORPORATION
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             (Exact name of Registrant as specified in its charter)


        Colorado                       0-11503                   84-0916344
  --------------------            ------------------         -----------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460


                                       N/A
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          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

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Item 1.01   Entry Into a Material Definitive Agreement

     Item 1.01   Entry Into a Material Definitive Agreement

     On January 13, 2016 the Company sold 3,000,000 shares of its common stock and 3,000,000 warrants to the de Clara Trust for $1,110,000. The de Clara Trust is controlled by Geert Kersten, the Company's Chief Executive Officer and a director. Each warrant allows the de Clara Trust to purchase one share of the Company's common stock at a price of $0.37 per share at any time on or before January 13, 2021.

     On January 13, 2016 the Company's directors also approved the following amendments to the Series N warrants held by the de Clara Trust.

     o    the exercise price of the warrants is $0.40 per share,

     o    the expiration date of the warrants is August 18, 2019,

     o    the warrants can be exercised on a cashless "basis",










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 13, 2016                CEL-SCI CORPORATION


                                       By: /s/ Patricia B. Prichep
                                           -------------------------------------
                                           Patricia B. Prichep,
                                           Senior Vice President of Operations